UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2011

NET TALK.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-53668	20-4830633
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1100 NW 163rd Drive, No. Miami Beach, Florida 33169
(Address of principal executive offices) (Zip code)

(305) 621-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

     ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   SALE OF UNREGISTERED SECURITIES.

Item 8.01 Other Events.

Issuance of 750,000 shares of Nettalk.com, Inc. common stock.  The shares were issued in connection with the settlement of  litigation between the Company and Midtown Partners and Co., LLC  in the Circuit Court of Hillsborough County, Florida (Case No. 101981) . Said settlement further provides that certain cashless warrants previously issued to Midtown Partners and Co., LLC be modified, reducing from  2,251,800 to 1,102,921 the number of shares of the Company’s common stock to be issued thereunder.

Item 9.01.  Financial Statements and Exhibits – NONE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Talk.com, Inc.

By:	/s/ Anastasios Kyriakides
Name:	Anastasios Kyriakides
Title:	Chief Executive Officer
Date:	January 28, 2011